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                                                                     EXHIBIT 10c




                                THIRD AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT


     This Third Amendment to Receivables Purchase Agreement, dated as of October 1, 1997, (this "Amendment") is among THE STANDARD PRODUCTS FUNDING CORPORATION, a Delaware corporation ("Seller"), THE STANDARD PRODUCTS COMPANY, an Ohio corporation ("Standard"), CLIPPER RECEIVABLES CORPORATION, a Delaware corporation ("Purchaser"), STATE STREET BOSTON CAPITAL CORPORATION, a Massachusetts corporation ("Administrator") and NATIONAL CITY BANK a national bank ("NCB"). Unless otherwise indicated, terms defined in Appendix A to the Receivables Purchase Agreement have the same meanings when used herein.

     SECTION 1 AMENDMENTS. The following amendments to the Receivables Purchase Agreement shall be effective upon satisfaction of the conditions in
Section 3 of this Amendment.

           SECTION 1.1 Amendments to Appendix A: Definitions. In Appendix A to the Receivables Purchase Agreement, clause (c) of the definition of "Termination Date" is hereby amended by replacing the reference to September 22, 1998 with November 1, 2000 and each of the definitions of "Obligor Concentration Limit" and "Stockholder's Equity" is hereby deleted in its entirety and replaced with the following:

                 Obligor Concentration Limit means, at any time, in relation to the aggregate Unpaid Balance of Receivables owed by any single Obligor and its Affiliated Obligors (if any) an amount equal to following applicable percentage of the lesser of (A) $50,000,000 and (B) the aggregate Unpaid Balance of Eligible Receivables at such time (i) 12% in the case of Ford and its affiliates or any other Obligor approved in writing by the Administrator and the Rating Agencies if such Obligor's short-term debt obligations are rated at least A-1 by S&P and P-1 by Moody's; (ii) 10% in the case of General Electric and its affiliates or any Obligor approved in writing by the Administrator and the Rating Agencies if such Obligor's short-term debt obligations are rated at least A-1 by S&P and P-1 by Moody's; (iii) 8% in the case of Chrysler and its affiliates or any Obligor approved in writing by the Administrator and the Rating Agencies if such Obligor's short-term debt obligations are rated at least A-1 by S&P and P-2 by Moody's; (iv) 4% if such Obligor's short-term debt obligations are not rated at least A-1 by S&P and P-1 by Moody's and if such Obligor's long-term unsecured debt obligations are rated at least BBB by S&P and Baa2 by Moody's and (v) 2% if such Obligor's unsecured long-term debt obligations are not rated or are rated BBB- or Baa3 or less by S&P or Moody's, respectively.

                 "Stockholder's Equity" means the excess (as determined on a consolidated basis and in accordance with GAAP, but excluding from all such determinations any "foreign currency translation adjustments" reflected in the consolidated financial statements of Standard and its consolidated subsidiaries under the heading "Shareholder's Equity") of the net book value (after deducting all applicable valuation reserves and without consideration to any reappraisal or write-up of assets after the date hereof other than any

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            Permitted Write-up) of all of the assets (i.e., including
            intangibles such as patents, costs of businesses over net assets acquired and goodwill arising out of the Acquisition) of Standard and its consolidated subsidiaries on a consolidated basis over total consolidated liabilities.

     SECTION 2 REPRESENTATIONS AND WARRANTIES. Seller and Standard hereby represent and warrant to the Purchaser, Administrator and NCB that:

            (a) The execution and delivery by them of this Amendment and the performance of their obligations under the Receivables Purchase Agreement as amended by this Amendment (as amended, the "Amended Agreement"), are within their corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental and other consents and approvals (if any shall be required) and do not and will not contravene or conflict with, or create a lien under, (i) any provision of law, (ii) their constituent documents, (iii) any court or administrative decree applicable to them, or (iv) any contractual restriction binding upon them or their property.

            (b) The representations and warranties of Seller contained in
      Section 6.01 of the Receivables Purchase Agreement are true and correct as of the date of Seller's execution and delivery of this Amendment and after giving effect hereto (except for those representations and warranties that relate solely to an earlier date).

            (c) This Amendment has been duly executed and delivered by them, and the Amended Agreement is their legal, valid and binding obligation, enforceable against them in accordance with its terms.

            (d) After giving effect to this Amendment, no Liquidation Event or Unmatured Liquidation Event shall have occurred and be continuing.

     SECTION 3 CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of September 30, 1997 when the following conditions shall have been satisfied (the "Condition Satisfaction Date"):


            SECTION 3.1 Delivery of Counterparts. The Administrator shall have received (by telecopy or otherwise) counterparts of this Amendment or the signature pages hereto, executed by each of Seller, Standard, Purchaser, Administrator and NCB.

            SECTION 3.2     Other Conditions.  The conditions set forth in
Section 5.02 of the Receivables Purchase Agreement shall be satisfied with the same effect as if a Purchase were to be made on the Condition Satisfaction Date.

     SECTION 4      MISCELLANEOUS PROVISIONS.

            SECTION 4.1 Reaffirmation. As hereby amended, the Receivables Purchase Agreement is hereby ratified and reaffirmed by Seller and Standard.

            SECTION 4.2 Costs and Expenses. Seller and Standard, jointly and severally, hereby agree to pay on demand all costs and expenses incurred by the Administrator and NCB

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      (including legal fees and other charges of counsel to the Administrator and NCB) in connection with the preparation, execution and delivery of this Amendment.

             SECTION 4.3 Captions. The various captions in this Amendment are included for convenience only and shall not affect the meaning or interpretation of any provision of this Amendment.

             SECTION 4.4 GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF PURCHASER IN THE RECEIVABLES OR RELATED PROPERTY IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

             SECTION 4.5 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.


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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized.

                                         THE STANDARD PRODUCTS FUNDING
                                         CORPORATION

                                         By:  /s/ Charles F. Nagy
                                              -------------------------------
                                         Title:  Treasurer
                                                 ----------------------------

                                         THE STANDARD PRODUCTS COMPANY

                                         By:  /s/ Donald R. Sheley, Jr.
                                              -------------------------------
                                         Title: Vice President and CFO
                                                -----------------------------

                                         CLIPPER RECEIVABLES CORPORATION

                                         By:  /s/ Anne B. Brennan
                                              -------------------------------
                                         Title: Secretary
                                                -----------------------------

                                         STATE STREET BOSTON CAPITAL
                                         CORPORATION

                                         By:  /s/ Susan Wisialko
                                              -------------------------------
                                         Title:  Managing Director
                                                 ----------------------------

                                         NATIONAL CITY BANK

                                         By:  /s/ Marybeth S. Howe
                                              -------------------------------
                                         Title:  Vice President
                                                 ----------------------------



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ACKNOWLEDGED AND AGREED:

NATIONAL CITY BANK, as a Facility Bank


By:  /s/ Marybeth S. Howe
     ---------------------------------
Name:  Marybeth S. Howe
       -------------------------------
Title: Vice President
       -------------------------------

NATIONAL CITY BANK, as a Liquidity Bank, a Ford Concentration Bank and a Chrysler
Concentration Bank

By:  /s/ Marybeth S. Howe
     ---------------------------------
Name:  Marybeth S. Howe
     ---------------------------------
Title:  Vice President
       -------------------------------

COMERICA BANK, as a Liquidity Bank, a Ford
Concentration Bank and a Chrysler Concentration Bank

By: /s/ Barbara I. Palazzolo
    ----------------------------------
Name: Barbara I. Palazzolo
      --------------------------------
Title:  Account Officer
       -------------------------------

NBD BANK, as a Liquidity Bank, a Ford Concentration
Bank and a Chrysler Concentration Bank


By:  /s/ Teresa A. Kalil
     ---------------------------------
Name: Teresa A. Kalil
      --------------------------------
Title:  Vice President
       -------------------------------

KEYBANK NATIONAL ASSOCIATION fka
SOCIETY NATIONAL BANK, as a Liquidity
Bank, a Ford Concentration Bank and a Chrysler
Concentration Bank

By:  /s/ Thomas A. Crandell
     ---------------------------------
Name:  Thomas A. Crandell
      --------------------------------
Title:  Vice President
        ------------------------------


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